Exhibit 99.(n)(2)

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, John F. Barrett, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ John F. Barrett
John F. Barrett, Director
Columbus Life Insurance Company

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, James N. Clark, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ James N. Clark
James N. Clark, Director
Columbus Life Insurance Company

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, J. J. Miller, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ J. J. Miller
J. J. Miller, Director
Columbus Life Insurance Company

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, James K. Risk, III, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ James K. Risk, III
James K. Risk, III, Director
Columbus Life Insurance Company

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, Joseph H. Seaman, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ Joseph H. Seaman
Joseph H. Seaman, Director
Columbus Life Insurance Company

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, Jerry B. Stillwell, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ Jerry B. Stillwell
Jerry B. Stillwell, Director
Columbus Life Insurance Company

Columbus Life Separate Account 1

POWER OF ATTORNEY

I, Robert B. Truitt, the undersigned Director of Columbus Life Insurance Company, hereby constitute and appoint Robert L. Walker and Bradley J. Hunkler, and each of them individually, my true and lawful attorney-in-fact, with full power of substitution, to sign for me and in my name in the appropriate capacities the following Registration Statements of Columbus Life Insurance Company:

•                  Separate Account 1 of Columbus Life Insurance Company (Investment Company Act Registration Number 811-09337), Securities Act Registration Numbers:

•                  333-73390

•                  033-121135

and any amendments or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933 and Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney is effective as of the date indicated below.

Date:	04/22/2010	/s/ Robert B. Truitt
Robert B. Truitt, Director
Columbus Life Insurance Company